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                                                               EXHIBIT 10.12(d)


                     AMENDMENT TO REVOLVING LINE OF CREDIT
                   LOAN AGREEMENT AND RELATED PROMISSORY NOTE

         This Amendment to Revolving Line of Credit Loan Agreement and Related Promissory Note (this "Amendment") is effective this 30th day of April, 1997 by and between Newmark Homes, L.P. a Texas limited partnership, ("Newmark") and First American Bank Texas, SSB ("FAB").

                                   WITNESSETH

         WHEREAS, Newmark and FAB entered into that certain Revolving Line of Credit Loan Agreement dated December 17, 1996, (the "Loan Agreement") that certain Master Deed of Trust, Security Agreement and Financing Statement dated the same date therewith (the "Master Deed of Trust") and that certain Master Revolving Line of Credit Promissory Note dated the same date therewith (the "Master Note"). The Loan Agreement, Master Note, Master Deed of Trust and the documents related thereto are referred to collectively herein as the "Original Loan Documents".

         WHEREAS, the Loan Agreement and Master Note were amended pursuant to that Amendment to Revolving Line of Credit Loan Agreement and Related Promissory Note dated February 4, 1997 between Newmark and FAB (referred to herein as the "First Amended Loan Documents");

         WHEREAS, the Original Loan Documents and First Amended Loan Documents are referred to collectively herein as the "Loan Documents";

WHEREAS, Newmark and FAB desire to extend the maturity date of the line to May 30, 1998.

         NOW THEREFORE, for and in consideration of the promises and other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Documents as follows:

                                   SECTION I
                         General Agreements of Parties

         Any capitalized (all listed) terms not defined herein shall have the meanings given to such terms in the Loan Documents.

                                   SECTION II
                          Amendment to Loan Agreement

1. The first sentence of Paragraph 2.3 under Article II of Loan Agreement dated December 17, 1997 shall be amended to read as follows:

         2.3 Term of the Line. Lender's obligation to accept requests for Loans, or process Loans for approval shall terminate on May 30, 1998.
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2.       Paragraph 2.16 under Article II of Loan Agreement dated December 17,
1997 shall be amended to read as follows:

         2.16 Model and Speculative Houses. Notwithstanding the number of Subdivisions in which Borrower is constructing Houses, Borrower shall not have more than twelve (12) Loans outstanding at any time for the construction of Model Houses. Further, the total outstanding committed balance of the Loans outstanding under the Line on Speculative and Model Houses shall not exceed Ten Million and No/100 Dollars ($10,000,000.00) at any time.

                                  SECTION III
                            Amendment to Master Note

         The first sentence of Paragraph 1.3 under Section I of the Master Note dated December 17, 1996 shall be amended to read as follows

         1.3 Term of the Line. Payees's obligation to accept requests for Loans, or process Loans for approval shall terminate on May 30, 1998.

                                   SECTION IV
                               Extension of Liens

         All liens created by the above referenced Loan Documents are hereby extended until said indebtedness and note as so amended has been fully paid, and agrees that such amendment shall in no manner affect or impair said note or the liens securing the same and that said I lines shall nor in any manner be waived, the purpose of this instrument being simply to amend the Loan Documents as stated and to carry forward all liens securing the same, which are acknowledged by Newmark to be valid and subsisting, and Newmark further agrees that all terms and provisions of said note and of the instrument or instruments creating or fixing the liens securing die same shall be and remain in full force and effect as therein written. except as otherwise provided herein.

                                   SECTION V
                            Statute of Frauds Notice

         NEWMARK AND FAB AGREE THAT THIS AMENDMENT AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Revolving Line of Credit Loan Agreement effective as of the date first written above.

                                         Newmark Homes, L.P.
                                         a Texas limited partnership
                                         By:     Newmark Home Corporation
                                                 a Nevada corporation
                                                 its general partner

                                         By:  /s/ TERRY WHITE
                                              -----------------------------
                                         Name: Terry White
                                               ----------------------------
                                         Title: SVP
                                                ---------------------------

                                         FIRST AMERICAN BANK TEXAS, SSB

                                         By: /s/ LARRY STROUD
                                            ----------------------------------
                                            Larry Stroud
                                            Vice President


STATE OF TEXAS           )
                         )
COUNTY OF FORT BEND      )

         This instrument was acknowledged before me on the 16th day of May, 1997 by Terry White, Sr. Vice President of Newmark Home Corporation, a Nevada Corporation, as the general partner of Newmark Homes, L.P., a Texas limited partnership, on behalf of said entity.


                                         -------------------------------------
                                         Notary Public


STATE OF TEXAS           )
                         )
COUNTY OF                )
          ------------

         This instrument was acknowledged before me on the _____ day of ________________________________, 1997 LARRY STROUD, VICE PRESIDENT of First
American Bank Texas, SSB, on behalf of said bank.


                                         -------------------------------------
                                         Notary Public

PREPARED IN THE LAW OFFICE OF:
WEST, WEBB, ALLBRITTON & GENTRY, P.C.
3000 Briarcrest Drive, Fifth Floor
Bryan, Texas 77802